Investor Presentation 1st Quarter, 2022 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended December 31, 2021 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $18.7 billion in assets and 93 financial centers across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 93 BRANCHES 1,543 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended December 31, 2021 Balance Sheet Highlights ($ millions) Total Assets $ 18,733 Loans Held for Investment, Excluding Mortgage Warehouse 1 $ 11,651 Mortgage Warehouse Loans $ 789 Total Deposits $ 15,554 Total Stockholders’ Equity $ 2,577 Profitability Metrics 2 Adjusted EPS $ 1.28 Adjusted ROAA 1.13 % Adjusted ROTCE 14.51 % Adjusted Efficiency Ratio 51.33 % Asset Quality Metrics 3 NPAs / Assets 0.31 % NPLs / Loans Held for Investment 0.49 % NCOs (Annualized) 0.10 % Capital Ratios Tier 1 Capital / RWA 11.52 % Total Capital / RWA 13.67 % TCE / Tangible Assets1 8.53 % Tier 1 Capital / Avg. Assets 8.80% 1LHFI includes SBA PPP loans of $112,128 at December 31, 2021. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $57,452. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings totaled $57,338.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 40 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 32 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team Daniel W. Brooks Vice Chairman 39 years in financial services; 33 years at the company. Michael B. Hobbs President & Chief Operating Officer 27 years in financial services; Joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. Mark S. Haynie General Counsel 39 years of experience representing community banks in corporate, regulatory and securities matters. John G. Turpen Chief Risk Officer Over 20 years in financial services; Joined the company in July 2021 David R. Brooks Chairman & CEO Founder – led the investor group that acquired Independent Bank in 1988. Michelle S. Hickox Chief Financial Officer 32 years in financial services; 10 years at the company. James C. White Chief Operations Officer 34 years in financial services; 6 years at the company. James P. Tippit Corporate Responsibility 16 years in financial services; 11 years at the company.

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,733 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 32.3% CAGR Since 2013 (Total): 31.0%

NASDAQ: IBTX 8 1.22% 1.05% 0.74% 0.4% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.04% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.26% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.06% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.62% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 1.03% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.49% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans Source: S&P Capital IQ. Note: Financial data as of and for the YTD period ended September 30, 2021 for U.S. and Texas banking industry aggregate data and December 31, 2021 for IBTX. (1) LHFI excludes mortgage warehouse purchase loans.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2. The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act (“TCJA”). $2.97 $4.33 $4.46 $4.67 $5.21 $3.45 $4.47 $5.08 $4.87 $5.24 EPS (2) Adjusted EPS (1) 2017 2018 2019 2020 2021 56.13% 52.35% 53.01% 48.79% 51.30% 51.46% 50.47% 45.95% 46.04% 51.04% Efficiency Ratio Adjusted Efficiency Ratio (1) 2017 2018 2019 2020 2021 13.47% 17.06% 16.55% 14.93% 15.38% 15.65% 17.58% 18.85% 15.58% 15.46% ROTCE Adjusted ROTCE (1) 2017 2018 2019 2020 2021 0.96% 1.35% 1.32% 1.23% 1.21% 1.12% 1.39% 1.51% 1.28% 1.22% ROAA Adjusted ROAA (1) 2017 2018 2019 2020 2021 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.32 $0.34 $0.40 $0.54 $1.00 $1.05 $1.32 2015 2016 2017 2018 2019 2020 2021 $15.89 $16.15 $17.85 $21.19 $23.76 $27.44 $28.99 $33.23 $35.25 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 0 5 10 15 20 25 30 35 Delivering Shareholder Value We have consistently grown tangible book value per share each year since our IPO. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company. 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($)

2021 Q4 Balance Sheet Details

NASDAQ: IBTX 12 CRE 53.1% Mortgage Warehouse 6.3% 1-4 Family 10.7% 1-4 Family Construction 3.0% Consumer 0.7% C&I 15.9% Agricultural 0.8% Construction & Development 9.5% North Texas 40.1% Central Texas 12.7% Houston 23.1% Colorado 24.1% As of December 31, 2021: $11,651 Million LHFI 1 $789 Million Mortgage Warehouse 0.49% NPLs/LHFI 0.10% NCOs/Avg. Total Loans 2021 Q4 Annualized 259.35% Allowance/NPLs LOANS BY REGION (12/31/2021) Owner Occupied CRE 26.3% Non-Owner Occupied CRE 73.7% LOAN COMPOSITION (12/31/2021) 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 4.38% 2021 YTD Loan Yield

NASDAQ: IBTX 13 Land/Land Development 26.6% CRE Construction 54.3% SFR Construction 19.1% Retail 19.5% Office 19.9% Industrial 5.8% Hotel/Motel 4.4% Multifamily 16.2% Healthcare 8.9% Misc. CRE 25.3% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (12/31/2021) C&D PORTFOLIO LOANS > $500 THOUSAND (12/31/2021) As of December 31, 2021: $1.6 Billion C&D Portfolio Size 79% C&D / Bank Regulatory Capital 96.2% Loans in IBTX Markets1 (Texas and Colorado) $1.9 Million Average Loan Size1 654 C&D Loans1 39.9% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 8.8% Office and Office Warehouse 22.3% Retail 29.0% Hotel/Motel 4.7% Industrial 9.7% Daycare/School 3.2% Healthcare 5.4% Church 2.0% Convenience Store 3.1% Mini Storage 1.2% Restaurant 2.5% Miscellaneous 4.1% Mixed Use (Non-Retail) 1.4% Dealerships 1.3% RV & Mobile Home Parks 1.3% Commercial Real Estate CRE COMPOSITION (12/31/2021) As of December 31, 2021: $6.6 Billion CRE Loans 334% CRE / Regulatory Bank Capital $28.4 Million Largest CRE Loan Size $1.3 Million Average CRE Loan Size 26.3% Owner Occupied

NASDAQ: IBTX 15 Retail CRE As of December 31, 2021: $2.1 Billion Retail Loan Portfolio Size $28.4 Million Largest Retail Loan 1,039 Total Retail Loans 95.0% Loans in IBTX Markets (Texas and Colorado) $2.0 Million Average Loan Size 104 Number of Loans >$5MM $9.3 Million Avg. Size of Loans >$5MM Strip Center 71.2% Big Box 1.4% Mixed Use 12.8% Free Standing / Single Tenant 14.6% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 12/31/2021

NASDAQ: IBTX 16 Office Non-Owner Occupied 45.0% Office Owner Occupied 17.2% Office/Warehouse Non-Owner Occupied 24.7% Office/Warehouse Owner Occupied 13.1% Office CRE As of December 31, 2021: $1.6 Billion Total Office CRE $25.8 Million Largest Office Loan $1.1 Million Average Loan Size 30.3% Owner Occupied 37.8% Office/Warehouse OFFICE CRE COMPOSITION 12/31/2021

NASDAQ: IBTX 17 Hotel Loans by Property Location 50.7% 42.0% 7.3% Texas Colorado Other Hotel & Motel Hotel Loans by Type 91.3% 8.7% CRE Construction & Development As of December 31, 2021: $344.1 Million Hotel & Motel Loan Portfolio Size $5.0 Million Average Loan Size 57.4% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 17.2% 72.5% 10.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of December 31, 2021: $342.8 Million Size of Energy Portfolio 95.8% / 4.2% E&P Loans / Services Loans 8.4% Energy Reserve / Energy Loans 2.9% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $328.3 $14.5 E&P Services $ in millions

NASDAQ: IBTX 19 Year Ending $14,805 $42,993 $(9,000) $8,146 $6,634 $7,420 Provision expense Net charge-offs 2019 2020 2021 Quarter Ending $ (T ho us an ds ) $3,871 $(2,500) $(6,500) $— $— $3,542 $408 $3,916 $99 $2,997 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $ in Thousands 19 Provision & Charge-offs —% 0.10%0.11% 0.13%0.01% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.07% 0.06%0.05%

NASDAQ: IBTX 20 Agency Securities 22.2% Mortgage-Backed Securities 45.8% Tax-Exempt Municipals 19.7% Taxable Municipals 1.8% Corporates 1.7% CRA 0.1% U.S. Treasury Securities 8.7% Securities Portfolio As of December 31, 2021: 1.87% QTD Yield 5.11 Duration 10.7% of Total Assets $2.0 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 12/31/2021

NASDAQ: IBTX 21 Noninterest-Bearing Demand 32.6% Interest-Bearing Checking 29.8% Public Funds 12.5% Savings 4.9% Money Market 15.5% CDs < $100k 1.1% CDs > $100k 3.1% IRAs 0.5% (1) Average rate for total deposits 21 2021 YTD Average Rate for Interest-bearing deposits: 0.42% Total cost of deposits QTD Q4 2021: 0.22% Deposit Mix & Pricing DEPOSIT MIX 12/31/2021 DEPOSIT GROWTH VS. AVERAGE RATE Period Ending $6,633 $7,738 $11,941 $14,399 $15,554 0.46% 0.83% 1.08% 0.59% 0.29% Deposits Average YTD Rate (1) 2017 2018 2019 2020 Q4 2021

NASDAQ: IBTX 22 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.61% 10.05% 9.76% 10.33% 10.94% 11.14% 11.06% 11.12% 8.92% 9.57% 9.32% 9.12% 9.01% 9.03% 8.94% 8.80% 12.56% 12.58% 11.83% 13.32% 14.13% 14.23% 13.64% 13.67% 8.37% 9.24% 8.98% 8.60% 8.30% 8.45% 8.37% 8.53% 10.05% 10.41% 10.19% 10.74% 11.36% 11.55% 11.46% 11.52% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/17 12/31/18 12/31/19 12/31/20 2021 Q1 2021 Q2 2021 Q3 2021 Q4

2021 Q4 Results

NASDAQ: IBTX 24 2021 Q4 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $1.26 EPS $54.2 Million Net Income 1.11% Return on Average Assets 8.35% Return on Average Equity 13.67% Total Capital Ratio 8.80% Leverage Ratio Non-GAAP1 $1.28 Adj. EPS $55.0 Million Adj. Net Income 1.13% Adj. Return on Average Assets 8.48% Adj. Return on Average Equity 14.30% Return on Tangible Equity 8.53% TCE Highlights • Net income of $54.2 million, or $1.26 per diluted share and adjusted (non-GAAP) net income of $55.0 million, or $1.28 per diluted share • Organic loan growth of 11.2% annualized for the quarter (excluding warehouse and PPP) • Improved credit metrics with nonperforming asset ratio of 0.31% of total assets • Repurchased 201,326 shares of common stock for $14.0 million aggregate during the quarter • Solid capital levels with an estimated total capital ratio of 13.67%, leverage ratio of 8.80%, and (non-GAAP) tangible common equity (TCE) ratio of 8.53%

NASDAQ: IBTX 25 2021 Q4 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data December 31, 2021 September 30, 2021 December 31, 2020 Total Assets $18,732,648 $18,918,225 $17,753,476 LHFI, Excluding Mortgage Warehouse Loans1 11,650,598 11,463,714 11,622,298 Mortgage Warehouse Loans 788,848 977,800 1,453,797 Total Deposits 15,553,908 15,524,182 14,398,927 Total Borrowings (Other Than Junior Subordinated Debentures) 433,371 631,697 687,175 Total Stockholders’ Equity 2,576,650 2,566,693 2,515,371 Selected Earnings and Profitability Data Net Interest Income $132,651 $128,645 $132,826 Net Interest Margin 3.00% 3.01% 3.42 % Adjusted Net Interest Margin2 3.00% 3.01% 3.40 % Noninterest Income $15,086 $16,896 $19,912 Noninterest Expense 79,908 80,572 75,227 Net Income 54,187 52,340 58,274 Adjusted Net Income3 54,995 52,570 58,007 Basic EPS 1.26 1.22 1.35 Adjusted Basic EPS3 1.28 1.22 1.34 Diluted EPS 1.26 1.21 1.35 Adjusted Diluted EPS3 1.28 1.22 1.34 Return on Average Assets 1.11% 1.11% 1.34 % Adjusted Return on Average Assets3 1.13% 1.11% 1.34% 1LHFI includes SBA PPP loans of $112,128, $243,919 and $804,397, respectively. LHFI are shown at amortized cost at December 31, 2021 and September 30, 2021 and recorded investment at December 31, 2020. 2Prior to the adoption of CECL, excludes unexpected income recognized on credit impaired acquired loans of $579 for the quarter ended December 31, 2020. 3Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

26 Contact Information Investors & Analysts For more information, please contact: Paul Langdale Executive Vice President, Corporate Development & Strategy Direct – (469) 301-2637 Email – Paul.Langdale@ifinancial.com NASDAQ: IBTX

Appendix: Non-GAAP Reconciliation

28 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods As of and for the Quarter Ended ($ in thousands except per share data) December 31, 2021 September 30, 2021 December 31, 2020 Net Interest Income - Reported (a) $132,651 $128,645 $132,826 Unexpected income recognized on credit impaired acquired loans (1) — — (579) Adjusted Net Interest Income (b) 132,651 128,645 132,247 Provision Expense - Reported (c) — — 3,871 Noninterest Income - Reported (d) 15,086 16,896 19,912 (Gain) loss on sale of loans (30) — 291 Loss (gain) on sale of other real estate — (63) 73 Gain on sale of securities available for sale (13) — — Loss (gain) on sale and disposal of premises and equipment 243 41 (59) Recoveries on loans charged off prior to acquisition (27) (21) (450) Adjusted Noninterest Income (e) 15,259 16,853 19,767 Noninterest Expense - Reported (f) 79,908 80,572 75,227 Impairment of assets — (115) — COVID-19 expense (614) — (61) Acquisition expense (225) (214) (326) Adjusted Noninterest Expense (g) 79,069 80,243 74,840 Income Tax Expense - Reported (h) 13,642 12,629 15,366 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $54,187 $52,340 $58,274 Adjusted Net Income (2) (b) - (c) + (e) - (g) = (j) $54,995 $52,570 $58,007 Average shares for basic EPS (k) 42,874,182 43,044,683 43,177,824 Average shares for diluted EPS (l) 42,940,354 43,104,075 43,177,824 Reported Basic EPS (i) / (k) $1.26 $1.22 $1.35 Reported Diluted EPS (i) / (l) $1.26 $1.21 $1.35 Adjusted Basic EPS (j) / (k) $1.28 $1.22 $1.34 Adjusted Diluted EPS (j) / (l) $1.28 $1.22 $1.34 EFFICIENCY RATIO Amortization of other intangible assets (m) $3,145 $3,145 $3,145 Reported Efficiency Ratio (f - m) / (a + d) 51.96% 53.20% 47.19% Adjusted Efficiency Ratio (g - m) / (b + e) 51.33% 52.99% 47.16% PROFITABILITY (3) Total Average Assets (n) $19,374,914 $18,766,344 $17,252,111 Total Average Stockholders Common Equity (o) $2,574,374 $2,563,986 $2,496,318 Total Average Tangible Common Equity (4) (p) $1,503,815 $1,490,259 $1,413,167 Reported Return on Average Assets (i) / (n) 1.11% 1.11% 1.34% Reported Return on Average Common Equity (i) / (o) 8.35% 8.10% 9.29% Reported Return on Average Common Tangible Equity (i) / (p) 14.30% 13.93% 16.40% Adjusted Return on Average Assets (5) (j) / (n) 1.13% 1.11% 1.34% Adjusted Return on Average Common Equity (5) (j) / (o) 8.48% 8.13% 9.24% Adjusted Return on Tangible Common Equity (5) (j) / (p) 14.51% 14.00% 16.33% (1) This is not applicable starting in 2021 under the adoption of CECL. (2) Assumes an adjusted effective tax rate of 20.1%, 19.4% and 20.9%, for the quarters ended December 31, 2021, September 30, 2021 and December 31, 2020, respectively. (3) Annualized. (4) Excludes average balance of goodwill and net other intangible assets. (5) Calculated using adjusted net income.

29 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2021 2020 2019 2018 2017 Net Interest Income - Reported (a) $520,322 $516,446 $504,757 $326,252 $265,478 Unexpected income recognized on credit impaired acquired loans — (3,209) (5,120) (3,711) (4,063) Adjusted Net Interest Income (b) 520,322 513,237 499,637 322,541 261,415 Provision Expense - Reported (c) (9,000) 42,993 14,805 9,860 8,265 Noninterest Income - Reported (d) 66,517 85,063 78,176 42,224 41,287 Gain on sale of loans (56) (356) (6,779) — (351) (Gain) loss on sale of branch — — (1,549) — (2,917) Gain on sale of trust business — — (1,319) — — Loss (gain) on sale of other real estate (63) 36 (875) (269) (850) (Gain) loss on sale of securities available for sale (13) (382) (275) 581 (124) (Gain) loss on sale and disposal of premises and equipment 304 (370) 585 (123) 21 Recoveries on loans charged off prior to acquisition (381) (4,312) (2,101) (962) (1,182) Adjusted Noninterest Income (e) 66,308 79,679 65,863 41,451 35,884 Noninterest Expense - Reported (f) 313,606 306,134 321,864 198,619 176,813 Separation expense — — (3,421) — — OREO impairment — (784) (1,801) (85) (1,412) IPO related stock grants — — — (136) (508) Impairment of assets (124) (462) (1,173) — — COVID-19 expense (614) (1,915) — — — Acquisition expense (900) (17,294) (42,744) (8,958) (17,259) Adjusted Noninterest Expense (g) 311,968 285,679 272,725 189,440 157,634 Income Tax Expense - Reported (h) 57,483 51,173 53,528 31,738 45,175 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $224,750 $201,209 $192,736 $128,259 $76,512 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (j) $225,893 $210,017 $219,582 $132,183 $88,878 Average shares for basic EPS (k) 43,070,452 43,116,965 43,245,418 29,599,119 25,636,292 Average shares for diluted EPS (l) 43,129,237 43,116,965 43,245,418 29,599,119 25,742,362 Reported Basic EPS (i) / (k) $5.22 $4.67 $4.46 $4.33 $2.98 Reported Diluted EPS (i) / (l) $5.21 $4.67 $4.46 $4.33 $2.97 Adjusted Basic EPS (j) / (k) $5.24 $4.87 $5.08 $4.47 $3.47 Adjusted Diluted EPS (j) / (l) $5.24 $4.87 $5.08 $4.47 $3.45 EFFICIENCY RATIO Amortization of other intangible assets (m) $12,580 $12,671 $12,880 $5,739 $4,639 Reported Efficiency Ratio (f - m) / (a + d) 51.30% 48.79% 53.01% 52.35% 56.13% Adjusted Efficiency Ratio (g - m) / (b + e) 51.04% 46.04% 45.95% 50.47% 51.46% PROFITABILITY Total Average Assets (n) $18,558,168 $16,357,736 $14,555,315 $9,478,934 $7,966,421 Total Average Stockholders Common Equity (o) $2,536,658 $2,435,474 $2,267,103 $1,476,688 $1,139,573 Total Average Tangible Common Equity (2) (p) $1,461,400 $1,347,584 $1,164,915 $751,911 $568,071 Reported Return on Average Assets (i) / (n) 1.21% 1.23% 1.32% 1.35% 0.96% Reported Return on Average Common Equity (i) / (o) 8.86% 8.26% 8.50% 8.69% 6.71% Reported Return on Average Common Tangible Equity (i) / (p) 15.38% 14.93% 16.55% 17.06% 13.47% Adjusted Return on Average Assets (3) (j) / (n) 1.22% 1.28% 1.51% 1.39% 1.12% Adjusted Return on Average Common Equity (3) (j) / (o) 8.91% 8.62% 9.69% 8.95% 7.80% Adjusted Return on Tangible Common Equity (3) (j) / (p) 15.46% 15.58% 18.85% 17.58% 15.65% (1) This is not applicable starting in 2021 under the adoption of CECL. (2) Assumes an adjusted effective tax rate of 20.5%, 21.0%, 19.7%, 32.4% and 33.2% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. (3) Excludes average balance of goodwill and net other intangible assets and preferred stock. (4) Calculated using adjusted net income.

30 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Tangible Common Equity Total common stockholders equity $2,576,650 $2,566,693 $2,542,885 $2,493,117 $2,515,371 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (75,490) (78,635) (81,780) (84,925) (88,070) Tangible Common Equity $1,507,139 $1,494,037 $1,467,084 $1,414,171 $1,433,280 Tangible Assets Total Assets $18,732,648 $18,918,225 $18,447,721 $18,115,336 $17,753,476 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (75,490) (78,635) (81,780) (84,925) (88,070) Tangible Assets $17,663,137 $17,845,569 $17,371,920 $17,036,390 $16,671,385 Common shares outstanding 42,756,234 42,941,715 43,180,607 43,193,257 43,137,104 Tangible Common Equity To Tangible Assets 8.53% 8.37% 8.45% 8.30% 8.60% Book value per common share $60.26 $59.77 $58.89 $57.72 $58.31 Tangible book value per common share $35.25 $34.79 $33.98 $32.74 $33.23

31 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 December 31, 2014 December 31, 2013 Tangible Common Equity Total common stockholders equity $2,576,650 $2,515,371 $2,339,773 $1,606,433 $1,336,018 $672,365 $603,371 $516,913 $233,772 Adjustments: Goodwill (994,021) (994,021) (994,021) (721,797) (621,458) (258,319) (258,643) (229,457) (34,704) Other intangible assets, net (75,490) (88,070) (100,741) (45,042) (43,244) (14,177) (16,357) (12,455) (3,148) Tangible Common Equity $1,507,139 $1,433,280 $1,245,011 $839,594 $671,316 $399,869 $328,371 $275,001 $195,920 Tangible Assets Total Assets $18,732,648 $17,753,476 $14,958,207 $9,849,965 $8,684,463 $5,852,801 $5,055,000 $4,132,639 $2,163,984 Adjustments: Goodwill (994,021) (994,021) (994,021) (721,797) (621,458) (258,319) (258,643) (229,457) (34,704) Other intangible assets, net (75,490) (88,070) (100,741) (45,042) (43,244) (14,177) (16,357) (12,455) (3,148) Tangible Assets $17,663,137 $16,671,385 $13,863,445 $9,083,126 $8,019,761 $5,580,305 $4,780,000 $3,890,727 $2,126,132 Common shares outstanding 42,756,234 43,137,104 42,950,228 30,600,582 28,254,893 18,870,312 18,399,194 17,032,669 12,330,158 Tangible Common Equity To Tangible Assets 8.53% 8.60% 8.98% 9.24% 8.37% 7.17% 6.87% 7.07% 9.21% Book value per common share $60.26 $58.31 $54.48 $52.50 $47.28 $35.63 $32.79 $30.35 $18.96 Tangible book value per common share $35.25 $33.23 $28.99 $27.44 $23.76 $21.19 $17.85 $16.15 $15.89